UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 26, 2026

Avidity Biosciences, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	001-39321	46-1336960
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3020 Callan Road

San Diego, CA 92121

(Address of principal executive offices) (Zip Code)

(858) 401-7900

(Registrant’s telephone number, include area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNAM	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 27, 2025, Avidity Biosciences, Inc. (“Avidity” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 25, 2025, with Novartis AG, a company limited by shares (Aktiengesellschaft) incorporated under the laws of Switzerland (“Novartis” or “Parent”), and Ajax Acquisition Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect wholly owned subsidiary of Parent. Capitalized terms used herein and not otherwise defined herein have the meanings set forth in the Merger Agreement.

On February 27, 2026, Merger Sub completed its Merger with and into the Company, pursuant to the terms of the Merger Agreement. The Company was the surviving corporation in the Merger (the “Surviving Corporation”) and, as a result, is now an indirect wholly owned subsidiary of Parent.

Pursuant to the Merger Agreement:

•

At the effective time of the Merger (the “Effective Time”), each share of Company common stock, par value $0.0001 per share (the “Company Common Stock”), issued and outstanding immediately prior to the Effective Time (other than the Excluded Shares) was cancelled and converted automatically into the right to receive an amount in cash equal to $72.00, without interest and subject to any applicable tax withholdings (the “Merger Consideration”).

•

At the Effective Time, each option to purchase shares of Company Common Stock granted under any equity plans, agreements or arrangements of the Company (the “Company Stock Options”) that was outstanding and unexercised, whether or not vested as of immediately prior to the Effective Time became fully vested and exercisable effective immediately prior to, and contingent upon, the Effective Time and, at the Effective Time, each outstanding Company Stock Option that had a per share exercise price that was less than the Merger Consideration, was cancelled and converted into the right to receive a cash payment (without interest and subject to any applicable tax withholdings) equal to the product of (x) the excess of the Merger Consideration over the per share exercise price of such Company Stock Option, and (y) the total number of shares of Company Common Stock subject to such Company Stock Option immediately prior to the Effective Time. The Merger Consideration exceeded the exercise price of each then-outstanding Company Stock Option; accordingly, each Company Stock Option received consideration in accordance with the foregoing.

•

At the Effective Time, each then-outstanding award of restricted stock units denominated in Company Common Stock, whether subject to time-based or performance-based vesting, that are granted under any equity plans, agreements or arrangements of the Company (the “Company RSUs,” and together with the Company Stock Options, the “Company Equity Awards”), excluding any Company RSUs granted between the date of the Merger Agreement and the Effective Time to address promised equity awards in offer letters with recently-hired employees (the “New Hire RSUs”), that was outstanding became fully vested effective immediately prior to, and contingent upon, the Effective Time and, at the Effective Time, was cancelled and converted into the right to receive, in consideration for the cancellation of such Company RSU, an amount in cash (without interest and subject to any applicable tax withholdings) equal to the product of (x) the Merger Consideration and (y) the total number of shares of Company Common Stock subject to such Company RSU immediately prior to the Effective Time. At the Effective Time, each then-outstanding award of New Hire RSUs was converted at the Effective Time into a cash award which remains subject to service-based vesting.

In connection with and as a condition to the Merger, on February 26, 2026, the Company completed the previously announced transactions pursuant to the Separation and Distribution Agreement (the “Separation Agreement”), dated as of October 25, 2025, among the Company, Bryce Therapeutics, Inc., a Delaware corporation and wholly owned subsidiary of the Company and which on December 8, 2025, changed its name to Atrium Therapeutics, Inc. (“SpinCo”), and Parent (with respect to certain sections therein). Pursuant to the Separation Agreement, on February 26, 2026, the Company and SpinCo effected a pre-closing reorganization (the “Separation”), with such reorganization generally resulting in SpinCo owning, assuming or retaining all assets and liabilities of the Company and its subsidiaries exclusively related to their early stage precision cardiology programs, including AOC 1086 and AOC 1072, which target rare genetic cardiomyopathies, including phospholamban and Protein Kinase AMP-activated non-catalytic subunit Gamma 2 Syndrome, respectively, and certain collaboration agreements, including those with Bristol-Myers Squibb Company and Eli Lilly and Company (the “SpinCo Business”), and the Company owning, assuming or retaining all other assets and liabilities.

Pursuant to the Separation Agreement:

•

Also on February 26, 2026, following the Separation, the Company effected a pro rata distribution of all of the issued and outstanding shares of SpinCo common stock, par value $0.001 per share (the “SpinCo Common Stock” and such distribution, the “Distribution”), at the time of the Distribution to the Company’s stockholders as of February 12, 2026 (the “Distribution Record Date”), at a ratio of one share of SpinCo Common Stock for every ten shares of Company Common Stock held as of the Distribution Record Date to the Company’s stockholders. After the Distribution occurred, SpinCo commenced operating as a separate, independent, publicly held company. The Company no longer has any equity interest in SpinCo.

•

Prior to the Distribution, holders of Company Equity Awards (excluding the New Hire RSUs) as of the Distribution Record Date who were current service providers to SpinCo and its affiliates (including the Company) received an award evidencing the right to receive one share of SpinCo Common Stock per ten shares of Company Common Stock underlying such Company Equity Awards.

The foregoing descriptions of the Merger Agreement, the Separation Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full texts of the Merger Agreement and the Separation Agreement, copies of which are attached as Exhibit 2.1 and Exhibit 2.2, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on October 27, 2025, and the terms of which are incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the closing of the transactions contemplated by the Merger Agreement, effective as of immediately prior to the Effective Time, the Company terminated the Stock Plans and the ESPP.

In connection with the closing of the transactions contemplated by the Merger Agreement, effective as of the Effective Time, the Company terminated the Sales Agreement, dated August 9, 2024, by and between the Company and TD Securities (USA) LLC.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note, Item 3.01, Item 3.03, Item 5.01, Item 5.02 and Item 5.03 are incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosures under the Introductory Note are incorporated herein by reference.

On February 27, 2026, the Company (i) notified the Nasdaq Global Select Market (“Nasdaq”) of the consummation of the Merger and its intent to remove all Company Common Stock from Nasdaq and (ii) requested that Nasdaq (A) maintain the halt on trading of Company Common Stock, which was effective at 8:00 p.m. Eastern time on February 26, 2026, through the day on February 27, 2026 and (B) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Company Common Stock will be suspended from trading on Nasdaq on March 2, 2026. Following the effectiveness of such Form 25, the Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act, requesting the termination of registration of the Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosures under the Introductory Note, Item 3.01, Item 5.01 and Item 5.03 are incorporated herein by reference.

As a result of the Merger, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (except as described in the Introductory Note) was converted, at the Effective Time, into the right to receive the Merger Consideration, without interest and subject to any applicable withholdings, in accordance with the terms of the Merger Agreement. Accordingly, at the Effective Time, the holders of such shares of Company Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01 Changes in Control of Registrant.

The disclosures under the Introductory Note, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 are incorporated herein by reference.

As a result of the consummation of the Merger, there was a change in control of the Company, and the Company became a wholly owned subsidiary of Parent.

To the knowledge of the Company, there are no arrangements which may at a subsequent date result in a further change in control of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures under the Introductory Note are incorporated herein by reference.

In connection with the consummation of the Merger and as contemplated by the Merger Agreement, as of the Effective Time, each of the directors of the Company (Carsten Boess, Sarah Boyce, Troy Wilson, Ph.D., J.D., Arthur A. Levin, Ph.D., Simona Skerjanec, Tamar Thompson, Noreen Henig, M.D., Edward M. Kaye, M.D. and Jean Kim) resigned and ceased to be directors of the Company and members of any committee of the Company’s board of directors. These resignations were not a result of any disagreement between the Company and the directors on any matter relating to the Company’s operations, policies or practices.

In connection with the consummation of the Merger and as contemplated by the Merger Agreement, as of the Effective Time, the directors of Merger Sub immediately prior to the Effective Time became the directors of the Surviving Corporation. The directors of Merger Sub immediately prior to the Effective Time were Jaime Huertas and Eduard Marti.

In connection with the consummation of the Merger and as contemplated by the Merger Agreement, as of the Effective Time, all executive officers of the Company immediately prior to the Effective Time (Sarah Boyce, Charles Calderaro III, W. Michael Flanagan, Ph.D., Katleen Gallagher, Steven Hughes, M.D., Michael F. MacLean, Teresa McCarthy, John B. Moriarty, Jr, J.D. and Eric Mosbrooker) were removed from their respective positions as the executive officers of the Surviving Corporation.

In connection with the consummation of the Merger and as contemplated by the Merger Agreement, as of the Effective Time, the executive officers of Merger Sub immediately prior to the Effective Time became the executive officers of the Surviving Corporation. The executive officers of Merger Sub immediately prior to the Effective Time were John McKenna as President, Eduard Marti as Treasurer and Jamie Huertas as Secretary.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

The disclosures under the Introductory Note are incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, the Company’s certificate of incorporation, as in effect immediately prior to the Effective Time, was amended and restated in its entirety to be in the form of Exhibit A to the Merger Agreement (the “Amended and Restated Certificate of Incorporation”).

In addition, pursuant to the terms of the Merger Agreement, as of the Effective Time, the Company’s bylaws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to conform to the bylaws of Merger Sub as in effect immediately prior to the Effective Time, except that references to Merger Sub’s name were replaced by references to the name of the Surviving Corporation (the “Amended and Restated Bylaws”).

Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated October 25, 2025, among Avidity Biosciences, Inc., Novartis AG and Ajax Acquisition Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 27, 2025).*

2.2	Separation and Distribution Agreement, dated October 25, 2025, among Avidity Biosciences, Inc., Bryce Therapeutics, Inc. and Novartis AG, with respect to certain sections specified therein (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 27, 2025).*

3.1	Amended and Restated Certificate of Incorporation of Avidity Biosciences, Inc.

3.2	Amended and Restated Bylaws of Avidity Biosciences, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted exhibits or schedules upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIDITY BIOSCIENCES, INC.

Date: February 27, 2026	By:	/s/ Jaime Huertas
Jaime Huertas
Secretary